UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026

Aspire Biopharma Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41293	33-3467744
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

23150 Fashion Drive, Suite 232

Estero, Florida 33928

(Address of Principal Executive Offices)

(415) 592-7399

(Registrant’s Telephone Number)

194 Candelaro Drive, #233

Humacao, PR 00791

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ASBP	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	ASBPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2026, Aspire Biopharma Holdings, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”).

Pursuant to the Certificate of Amendment, the Company amended Article Fourth of its Certificate of Incorporation to effect a 1-for-30 reverse stock split of the Company’s issued and outstanding common stock (the “Reverse Split”). The Reverse Split will become effective as of New York time on the effective date set forth in the Certificate of Amendment.

As a result of the Reverse Split, every thirty (30) shares of the Company’s issued and outstanding common stock immediately prior to the effective time will automatically be combined and converted into one (1) share of common stock. No fractional shares will be issued in connection with the Reverse Split, and any fractional shares resulting from the Reverse Split will be rounded up to the nearest whole share.

The trading symbol for the Common Stock will remain “ABSP,” and the new CUSIP number of the Common Stock following the Reverse Stock Split is 738920305.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Aspire Biopharma Holdings, Inc., filed with the Secretary of State of the State of Delaware on May 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRE BIOPHARMA HOLDINGS, INC.

	By:	/s/ Ernest Scheidemann
Ernest Scheidemann
Chief Financial Officer

Date: May 14, 2026